Offerings - Offering: 1	Nov. 24, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.500% Subordinated Notes (Subordinated Deferrable Interest Notes)Due November 15, 2055
Amount Registered	885,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 885,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 122.22
Offering Note	None